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                                                            EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated February 11, 1997 appearing on page 34 of Post Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the headings "Experts" in such Prospectus.


Price Waterhouse LLP
Atlanta, Georgia
March 20, 1998